UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2007 (December 15, 2006)

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4077 Forsyth Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 757-8181

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                          Completion of Acquisition or Disposition of Assets.

On December 19, 2006, Atlantic Southern Financial Group, Inc. (“Atlantic Southern”) filed a Current Report on Form 8-K with the Securities and Exchange Commission, reporting the completion of the acquisition of Sapelo Bancshares, Inc. (“Sapelo”) pursuant to an Agreement and Plan of Reorganization, dated as of July 26, 2006, as amended and restated on September 27, 2006 (the “Merger Agreement”), by and among Atlantic Southern, Atlantic Southern Bank, Sapelo and Sapelo National Bank.  This Current Report on Form 8-K amends the reported Item number from Item 1.01, Entry into a Material Definitive Agreement, to Item 2.01, Completion of Acquisition, and amends and supplements Item 9.01, to include the financial information required by Item 9.01.

Item 9.01                          Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements of the business acquired are not required by this Item.

(b) Pro forma financial information.

The following unaudited pro forma consolidated financial statements of Atlantic Southern, Sapelo and First Community Bank are incorporated herein by reference to Exhibit 99.1.

Statement of income for the nine months ended September 30, 2006
Statement of income for the year ended December 31, 2005
Balance sheet as of September 30, 2006

(d) Exhibits

The following exhibits are filed herewith:

Exhibit 2.1 -

Amended and Restated Agreement and Plan of Reorganization dated September 27, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank, Sapelo Bancshares, Inc., and Sapelo National Bank.(1)

Exhibit 99.1	Pro forma consolidated financial statements.

(1) Incorporated by reference to Appendix A of the Registration Statement on Form S-4 previously filed by Atlantic Southern with the Commission (File No. 333-137776).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

DATE: February 28, 2007	By:	/s/ Mark A. Stevens
Mark A. Stevens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

2.1

Amended and Restated Agreement and Plan of Reorganization dated September 27, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank, Sapelo Bancshares, Inc., and Sapelo National Bank.(1)

99.1	Pro forma consolidated financial statements.